UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
 _______________________________
FORM 8-K
__________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 25, 2023
_______________________________
NanoString Technologies, Inc.
(Exact name of registrant as specified in its charter)
  ________________________________

Delaware	001-35980	20-0094687
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Fairview Avenue North
Seattle, Washington 98109
(Address of principal executive offices, including zip code)

(206) 378-6266
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
  ____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NSTG	The NASDAQ Stock Market LLC
(The NASDAQ Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act).   ☐
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 25, 2023, in connection with the effectiveness of new Securities and Exchange Commission rules regarding universal proxy cards, certain recent changes to the Delaware General Corporation Law (the “DGCL”), and a periodic review of the bylaws of NanoString Technologies, Inc. (the “Company”), the Company’s board of directors (the “Board”) adopted amended and restated bylaws (the “Amended and Restated Bylaws”), effective immediately. Among other changes, the amendments effected by the Amended and Restated Bylaws:
•Update the Company’s advance notice procedures for stockholder nominations of directors and submission of stockholder proposals (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) made in connection with annual and special meetings of stockholders, including by:
▪Requiring that a stockholder be a stockholder of record of the Company on the following dates in order to properly bring any notice of a stockholder nomination for director or other stockholder proposals before an annual or special meeting: (1) at the time of the giving of the notice required by Section 2.4 of the Amended and Restated Bylaws, (2) on the record date for the determination of stockholders entitled to notice of the annual meeting, (3) on the record date for the determination of stockholders entitled to vote at the annual meeting and (4) at the time of the annual meeting. (Sections 2.4(i), 2.4(ii), and 2.4(iii)(a)).
▪Requiring that if the date of the annual meeting for the current year has changed by more than 25 days from the first anniversary of the preceding year’s annual meeting, any notice of a stockholder nomination for director or submission of stockholder proposals (other than proposals submitted under Rule 14a-8 of the Exchange Act) must be submitted not earlier than 8:00 a.m., Pacific time, on the 120th day prior to such annual meeting and not later than 5:00 p.m., Pacific time, on the later of (i) the 90th day prior to such annual meeting, and (ii) the tenth day following the day on which Public Announcement (as defined below) of the date of such annual meeting is first made by the Company (Section 2.4(i)(a));
▪Updating the definition of “Public Announcement” to include any means reasonably designed to inform the public or stockholders, including posting on the Company’s investor relations website (Section 2.4(i)(a));
▪Updating the information required to be included in a stockholder’s notice to include, among other items: (1) a brief description of the business intended to be brought before the annual meeting, the text of the proposed business and the reasons for conducting such business at the annual meeting, (2) the name and address, as they appear on the Company’s books, of the stockholder proposing such business and any Stockholder Associated Person (as defined in the Amended and Restated Bylaws), (3) the class or series and number of shares of the Company that are, directly or indirectly, held of record or are beneficially owned by the stockholder or any Stockholder Associated Person and any derivative positions held or beneficially held by the stockholder or any Stockholder Associated Person, (4) any (i) Derivative Instrument (as defined in the Amended and Restated Bylaws), including the full notional amount of any securities that, directly or indirectly, underlie any Derivative Instrument, and (ii) other agreement, arrangement or understanding that has been made, the effect or intent of which is to create or mitigate loss to, or to manage the risk or benefit from share price changes for, or to increase or decrease the voting power of, the stockholder or any Stockholder Associated Person with respect to any securities of the Company, (5) any rights to dividends on the Company’s securities owned beneficially by the stockholder or any Stockholder Associated Person that are separated or separable from the underlying security, (6) any material interest of the stockholder or any Stockholder Associated Person in such business, (7) any agreement, arrangement or understanding between the stockholder or any Stockholder Associated Person or others acting in concert with them and any other person or persons in connection with the proposal of such business, (8) any proportionate interest in the Company’s securities or any Derivative Instruments held, directly or indirectly, by a general or limited partnership in which the stockholder or any Stockholder Associated Person is a general partner or, directly or indirectly, beneficially owns an interest in a general partner of such general or limited partnership, (9) any performance-related fees (other than an asset-based fee) that the stockholder or any Stockholder Associated Person is entitled to based on any increase or decrease in the value of the Company’s securities or any Derivative Instruments, (10) any significant equity interests or any Derivative Instruments in any principal competitor of the Company that are held by the stockholder or any Stockholder Associated Person, (11) any direct or indirect interest of the stockholder or any Stockholder Associated Person in any contract with the Company, any affiliate of the Company or any principal competitor of the Company, (12) a representation and undertaking that the stockholder is a holder of record of stock of the Company as of the date of submission of the stockholder’s notice and intends to appear in person or by proxy at the annual meeting to bring such business before the annual meeting, (13) any other information relating to the stockholder or any
Stockholder Associated Person or others acting in concert with them, or the proposed business that, in each case, would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies in support of such proposal pursuant to Section 14 of the Exchange Act, (14) such other information relating to any proposed item of business as the Company may reasonably require to determine whether such proposed item of business is a proper matter for stockholder action, (15) any proxy, contract, arrangement, understanding or relationship pursuant to which the stockholder or any Stockholder Associated Person has a right to vote any shares of any security of the Company, (16) any material pending or threatened legal proceeding in which the stockholder or any Stockholder Associated Person is a party or material participant involving the Company or any of its officers, directors or affiliates, (17) any material relationship between the stockholder or any Stockholder Associated Person, on the one hand, and the Company or any of its officers, directors or affiliates, on the other hand, and (18) a representation and undertaking as to whether the stockholder or any Stockholder Associated Person or others acting in concert with them intends, or is part of a group that intends, to (x) deliver a proxy statement or form of proxy to or otherwise solicit proxies from holders of at least the percentage of the voting power of the Company’s then-outstanding stock required to approve or adopt the proposal or (y) otherwise solicit proxies from stockholders in support of such proposal. (Section 2.4(i)(b));
▪Requiring that a stockholder’s notice be updated and supplemented (A) if necessary, so that the information in such notice is true and correct as of the record date(s) and as of the date that is 10 business days prior to the annual meeting, and (B) to provide any additional information that the Company may reasonably request. Such additional information must be received by the Company not later than such reasonable time as is specified in any such request from the Company, and any other update or supplement of any information must be received not later than five business days after the record date(s) for the annual meeting in the case of any update and supplement required to be made as of the record date(s), and otherwise not later than eight business days prior to the date of the annual meeting. (Section 2.4(i)(b));
▪Limiting the number of director candidates a stockholder may nominate for election at an annual meeting to the number of directors to be elected at such meeting (Section 2.4(ii)(a));
▪Updating the information required to be included in a stockholder’s notice, if it pertains to the nomination of directors, to include (with respect to each director candidate) among other items: (A) the name, age, business address and residence address of the nominee, (B) the principal occupation or employment of the nominee, (C) the class and number of shares of the Company that are held of record or are beneficially owned by the nominee and any Derivative Instruments held or beneficially held by the nominee, including the full notional amount of any securities that, directly or indirectly, underlie any such Derivative Instrument, (D) any other agreement, arrangement or understanding that has been made the effect or intent of which is to create or mitigate loss to, or to manage the risk or benefit of share price changes for, or to increase or decrease the voting power of the nominee with respect to the Company’s securities, (E) any direct or indirect compensatory, payment, indemnification or other financial agreement, arrangement or understanding that such nominee has, or has had within the past three years, with any person or entity other than the Company, in each case in connection with candidacy or service as a director of the Company, (F) a description of any other material relationships between the stockholder giving the notice and any Stockholder Associated Person, on the one hand, and the nominee and such nominee’s respective affiliates and associates, or others acting in concert with them, on the other hand, (G) a written statement executed by the nominee consenting to (x) being named as a nominee of such stockholder, (y) serving as a director of the Company if elected and (z) being named in the Company’s form of proxy pursuant to Rule 14a-19, and (H) any other information relating to the nominee that would be required to be disclosed about such nominee if proxies were being solicited for the election or re-election of the nominee as a director, or that is otherwise required, in each case pursuant to Section 14 of the Exchange Act. (Section 2.4(ii)(b)(1));
▪Requiring that a stockholder’s notice regarding the nomination of directors be updated in accordance with Section 2.4(i)(b)) and include a representation and undertaking as to whether such stockholder or Stockholder Associated Person or others acting in concert with them intends to (x) deliver a proxy statement or form of proxy to or otherwise solicit proxies from holders of at least the percentage of the voting power of the Company’s then-outstanding stock required to elect or re-elect such nominee(s) (which representation and undertaking must include a statement as to whether such stockholder or any Stockholder Associated Person intends to solicit the requisite percentage of the voting power of the Company’s stock under Rule 14a-19), or (y) otherwise solicit proxies from stockholders in support of such nomination. Section 2.4(ii)(b)(2);
▪Requiring that any person nominated by a stockholder for election or re-election furnish, at the request of the Board: (1) that information required to be set forth in the stockholder’s notice of nomination as of a date subsequent to the date on which the notice of such person’s nomination was given, (2) such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as an independent director or audit committee financial expert of the Company, and (3) such other information that could be material to a reasonable stockholder’s understanding of the independence or the qualifications of such nominee. Such additional information must be received by the Company not later than such reasonable time as is specified in any such request from the Company. (Sections 2.4(ii)(c));
▪Requiring that any stockholder submitting a director nomination notice provide the Company with reasonable evidence that the stockholder has satisfied Rule 14a-19 no later than five business days prior to the meeting or any adjournment, rescheduling, postponement or other delay thereof. (Section 2.4(ii)(d));
▪Clarifying that if a stockholder fails to comply with all of the requirements of Rule 14a-19, then its director nominees will be ineligible for election at the meeting. (Section 2.4(ii)(d));
▪Requiring that a stockholder’s notice submitted with respect to a special meeting at which directors are to be elected or re-elected be received by the Secretary not earlier than 8:00 a.m., Pacific time, on the 120th day prior to the day of the special meeting and not later than 5:00 p.m., Pacific time, on the later of (i) the 90th day prior to such special meeting or (ii) the tenth day following the day on which Public Announcement is first made of the date of the special meeting and of the nominees proposed by the board of directors to be elected or re-elected at such special meeting. (Section 2.4(iii)(a));
▪Requiring that any director nominee submitted by a stockholder provide to the Secretary: (1) a signed and completed written questionnaire containing information regarding such nominee’s background and qualifications and such other information as may be reasonably required by the Company to determine the eligibility of the nominee to serve as an independent director of the Company; (2) a written representation and undertaking that such nominee is not and will not become a party to any voting agreement, arrangement, assurance or understanding; (3) a written representation and undertaking that such nominee is not and will not become a party to any Third-Party Compensation Arrangement (as defined in the Amended and Restated Bylaws); (4) a written representation and undertaking that, if elected, such nominee would be in compliance with and will continue to comply with the Company’s corporate governance guidelines and conflict of interest, confidentiality, stock ownership and trading guidelines and other policies and guidelines applicable to directors during such person’s term in office as director; and (5) a written representation and undertaking that such nominee, if elected, intends to serve a full term on the Board. (Section 2.4(iv)(b));
▪Clarifying that, if a stockholder (or a qualified representative of the stockholder) does not appear in person at the applicable meeting to present a nomination or other proposed business, such nomination will be disregarded or such proposed business will not be transacted, as the case may be, notwithstanding that proxies in respect of such nomination or business may have been received by the Company and counted for purposes of determining a quorum. Section 2.4(iv)(e);
•Clarify the provisions relating to the required quorum for all stockholder meetings of the stockholders of the Company to take into account the rules of any applicable stock exchange on which the Company’s securities are listed. (Section 2.6).
•Modify the provisions relating to stockholder meeting adjournment procedures and conduct of business at stockholder meetings and the list of stockholders entitled to vote at stockholder meetings to reflect recent amendments to the DGCL. (Sections 2.7, 2.8, and 2.13).
•Modify proxy provision to require any stockholder authorization granting a proxy to include information enabling the Company to determine the identity of the stockholder granting such authorization. (Section 2.12).
•Remove the requirement that a complete list of stockholders entitled to vote at each meeting of stockholders be kept available at the time and place of the meeting or on a reasonably accessible electronic network for in person stockholder meetings and virtual stockholder meetings, respectively. (Section 2.13).
•Modify the inspectors of election provisions in reliance on the default provisions of the DGCL. (Section 2.14).
•Clarify the approvals required to determine the size of the Board. (Section 3.2).
•Require that oral notice of a special meeting of the Board be given at least 24 hours in advance of such meeting. (Section 3.7).
•Remove provision allowing a meeting of the Board at which quorum is initially present to continue to transact business notwithstanding the withdrawal of directors. (Section 3.8).
•Provide for future springing effectiveness of board consents and clarify that such consent may be withdrawn at any time before the effective date. (Section 3.9).
•Conform director removal procedures with the Company’s certificate of incorporation. (Section 3.11).
•Allow the chief executive officer, among others, to vote, represent, and exercise on behalf of the Company any shares of other entities owned by the Company. (Section 5.6).
•Remove the notice by electronic transmission provisions in Article VII of the prior bylaws in reliance on the default provisions of the DGCL.
•Revise the notice of stockholders’ meetings requirements to conform with and reference to the DGCL. (Section 7.1).
•Revise the indemnification provision to expand group of individuals the Company may indemnify in the event of a successful defense of a Proceeding (as defined in the Amended and Restated Bylaws). (Section 8.3).
•Specify that the Board may empower an employee or group of employees to enter into any contract or execute any document or instrument on the Company’s behalf. (Section 9.1).
•Make other updates, including ministerial, clarifying and conforming changes, as well as additional changes to reflect recent amendments to the DGCL.
The foregoing description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws of NanoString Technologies, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NanoString Technologies, Inc.

Date:	January 27, 2023	By:	/s/ R. Bradley Gray
R. Bradley Gray
President and Chief Executive Officer